UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2017

H&E Equipment Services, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-51759

Delaware	81-0553291
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

7500 Pecue Lane

Baton Rouge, LA 70809

(Address of principal executive offices, including zip code)

(225) 298-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

As previously reported, on July 14, 2017, H&E Equipment Services, Inc.. (“H&E” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) among H&E, Neff Corporation (“Neff”) and Yellow Iron Merger Co., a Delaware corporation and a direct, wholly-owned subsidiary of H&E (“Merger Sub”). The Merger Agreement provides for, upon the terms and subject to the conditions set forth therein, Merger Sub to be merged with and into Neff (the “Merger”), with Neff continuing as the surviving corporation and as a wholly owned subsidiary of H&E.

On August 14, 2017, H&E announced that it has been advised by Neff that the Neff board of directors has determined that an offer Neff has received from a third-party to acquire Neff and its subsidiaries (the “Proposal”) constitutes a “Superior Proposal” (as defined in the Merger Agreement) and that Neff intends, subject to H&E’s right to match the Proposal pursuant to the Merger Agreement, to terminate the Merger Agreement and enter into an agreement with the third-party to implement the Proposal. Under the Merger Agreement, H&E has the option until Friday, August 18, 2017, to negotiate a possible amendment to the terms of the Merger Agreement to match or exceed the Proposal. H&E is considering its position with respect to the Proposal and its matching right.

Cautionary Note Regarding Forward-Looking Statements

Statements contained in this Current Report on Form 8-K that are not historical facts, including statements about H&E’s beliefs and expectations, are forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include statements preceded by, followed by or that include the words “may”, “could”, “would”, “should”, “believe”, “expect”, “anticipate”, “plan”, “estimate”, “target”, “project”, “intend”, “foresee” and similar expressions, as well as other statements, including statements about the anticipated benefits to H&E and Neff from the merger, H&E’s and Neff’s anticipated financial and operating results, the impact of the merger on H&E’s earnings and capital structure and H&E’s and Neff’s respective plans, objectives and intentions. All forward-looking statements are subject to risks, uncertainties and other factors that may cause the actual results, performance and achievements of H&E and Neff to differ materially from the anticipated results expressed or implied by any forward-looking statements. These risks, uncertainties and other factors include, among others: (1) the risk that the savings and synergies anticipated from the merger are not realized, including as a result of the merger not being consummated, or take longer than anticipated to be realized; (2) disruption or reputational harm as a result of the merger with customers, suppliers, employees or others business partner relationships; (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement (including the Proposal), the failure of the closing conditions included in the merger agreement to be satisfied (or any material delay in satisfying such conditions), or any other failure to consummate the transactions contemplated thereby, including in circumstances in which one party would be obligated to pay the other a termination fee or other damages or expenses; (5) the risk of unsuccessful integration of H&E’s and Neff’s businesses, or that such integration will be materially delayed or will be more costly or difficult than anticipated; (6) the amount of the costs, fees, expenses and charges related to the merger, including such amounts that will need to be paid even if the merger is not consummated; (7) the ability to obtain required governmental approvals of the proposed merger, including approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976; (8) any additional costs related to the merger or the other transactions contemplated thereby as a result of unexpected factors or events; (9) the significant indebtedness of the combined company, including the indebtedness incurred in the proposed financing of the merger; (10) any negative effects of this announcement or the consummation of the merger, the proposed financing thereof or any of the other transactions contemplated thereby on the market price of H&E’s or Neff’s common stock or other securities; (11) the diversion of management time on transaction-related issues; (12) other business effects, including the effects of general industry, market, economic, political or regulatory conditions, future exchange or interest rates or changes in tax laws, regulations, rates and policies, including the uncertainty regarding rules and regulations with respect to the foregoing that may be affected by the United States Congress and Trump administration; and (13) the expected business outlook, anticipated financial and operating results generally. For a more detailed discussion of some of the foregoing risks and uncertainties, see H&E’s Annual Report on Form 10-K and other reports and other documents filed with the U.S. Securities and Exchange Commission. Forward-looking statements are only predictions and are not guarantees of performance. These statements are based on the current beliefs and assumptions of H&E’s management, which in turn are based on currently available information and important, underlying assumptions. H&E is under no obligation to publicly update or revise any forward-looking statements after this Current Report on Form 8-K, whether as a result of any new information, future events or otherwise. Investors, potential investors, security holders and other readers are urged to consider the above mentioned factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. Although H&E believes that the expectations reflected in the forward-looking statements are reasonable, they cannot guarantee future results or performance, including the consummation of the transactions contemplated by the merger agreement or the proposed financing thereof, or any anticipated effects of the merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&E Equipment Services, Inc.

Date: August 14, 2017	By:	/s/ Leslie S. Magee
Leslie S. Magee
Chief Financial Officer